UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          February 7, 2008
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

Summary information of the Company dated February 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: February 7, 2008	By:	/s/Bradford T. Smith
Bradford T. Smith, Executive Vice President and Secretary

8-K Filed February 7, 2008

Introduction

This slide presentation contains forward-looking statements
which are subject to change based on various important
factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other
third-party payors.

Actual results could differ materially from those suggested by these forward-looking statements.  Further information on
potential factors that could affect the Company’s financial
results is included in the Company’s Form 10-K for the year
ended December 31, 2006, and subsequent SEC filings.

2007 Projected US Healthcare Spend $2.3 Trillion

$ Billions
2,500
2,000
1,500
1,000
500
0
Other
Administration Costs
Lab Testing
Nursing Home and Home Health
Prescription Drugs
Physician Services
Hospital Care

Hospital Based Labs 54%
LabCorp 8%
Physician Office Labs 5%
Other Independent Clinical Labs 33%

- Total market size—$50 bilion
- Industry CAGR of 5%-7%
- Market Segments:
  - Routine—$30-$35 billion
  - Esoteric—$4-$5 billion
  - Anatomic pathology—$6-$10 billion

LabCorp
Laboratory Corporation of America

The US Healthcare & Clinical
Laboratory Testing Market

Source:  CMS, Office of the Actuary, G-2, and Company Estimates

Inpatient

Outpatient  &

Outreach

PREVENTION

DIAGNOSIS

TREATMENT

MONITORING

LabCorp
Laboratory Corporation of America

The Value of Lab Testing

In the past, lab testing was primarily used to diagnose disease

Now, lab testing now plays an increasingly large role in the full continuum of healthcare delivery

Medical Testing Services

LabCorp
Laboratory Corporation of America

What is LabCorp

Clinical

Pathology

Anatomic

Pathology

Genomics

Esoteric

Testing

70% of tests ordered electronically
90% of results delivered electronically
Conduct >270 million tests annually

LabCorp

LabCorp
Laboratory Corporation of America

Our Infrastructure

1600+ conveniently
located PSCs

700 MDs & PhDs

6500+ phlebotomists

Lab

Information

System

2600 couriers

1000 sales reps

7 airplanes

Primary testing labs

Esoteric Labs

STAT Labs

Standardized Platforms

Primary LabCorp Testing Locations*

Esoteric Lab Locations

(CET, CMBP, Dianon, Esoterix, NGI, OTS, US Labs, Viromed)

Our Locations

Patient Service Centers*

Cancer diagnostics and monitoring

Advanced cardiovascular disease testing

Advancement through acquisitions and licensing

Strategic Focus Areas

Lab data enables better treatment and outcomes

Partner to control high cost leakage

Recognize value of lab services through appropriate pricing

Quality and service driven culture

First-time problem resolution

Continuous enhancements in customer connectivity

Scientific Leadership

Managed Care

Customer Focus

Revenue Growth Drivers

Industry
Consolidation

Hospital
Opportunity

Aging
Population

-Increased utilization

for older patients

Disease

Management

-Litholink Model

Companion
Diagnostics

-ARCA

-Warfarin

More Esoteric
Testing

-Cardiovascular Disease

- Cancer

Time

Margin

Potential

LabCorp Assets

Standardized Data

Clinical Trials

Dianon, USLabs, Esoterix,

  NGI & Viromed

Industry Forces

Focus on Outcomes and Cost Containment (Medical & Drug)

Increased emphasis on drug efficacy, proper dosage and adverse effects

Advances in science and genomics

Expansion of
Managed Care
partnerships

EBITDA Margin Growth Drivers

3.

Further operational

                   efficiencies

Increase automation in
pre-analytic processes

Logistics / route structure
optimization

Supply chain
management

Improved patient experience and
data capture

Improvement in collections / bad
debt

1.

Increased volumes through fixed-cost infrastructure

2.

Larger number of esoteric tests offered, more
esoteric tests ordered

Industry-leading EBITDA margins

Significant free cash flow

Focus on returning value to shareholders

Strategic acquisitions

Organic growth opportunities

Share repurchase

$425.8 Million available as of 12/31/07

Flexibility for future growth opportunities

LabCorp’s Investment and
Performance Fundamentals

$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
Revenue
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
Diluted EPS
$2,939.4
$3,084.8
$3,327.6
$3,590.8
$4,068.2
$2.11
$2.45
$2.80
$3.41
$4.18
2003
2004
2005
2006
2007

LabCorp
Laboratory Corporation of America

Revenue CAGR of 8.5% – Diluted EPS CAGR of 18.6%

1.

Excluding the $0.09 per
diluted share impact in 2005
of restructuring and other
special charges, and a non-
recurring investment loss.

2.

Excluding the $0.07 per
diluted share impact in 2006
of restructuring and other
special charges, and the
$0.10 per diluted share
impact in 2006 of adoption
of SFAS 123(R).

3.

Excluding the $0.25 per
diluted share impact in 2007
of restructuring and other
special charges.

Five-Year Revenue
and EPS Trend

$750
$700
$650
$600
$550
$500
$450
$400
$350
$300
$250
Operating Cash Flow
27.5%
27.0%
26.5%
26.0%
25.5%
25.0%
24.5%
24.0%
23.5%
EBITDA Margin
$564.3
$538.1
$574.2
$632.3
$709.7
24.2%
25.5%
25.4%
26.1%
26.3%
2003
2004
2005
2006
2007

1.

Includes approximately
$50 million of benefit
from one-time tax
credits recorded in
2003.

2.

Excluding the impact in
2005 of restructuring
and other special
charges and a non-
recurring investment
loss.

3.

Excluding the impact in
2006 and 2007 of
restructuring and other
special charges

4.

As a result of adopting
FASB 123(R) in 2006,
the Company recorded
incremental stock
compensation expense
of $23.3 and $26.7 in
2006 and 2007,
respectively.

Five-Year OCF and
EBIDTA Margin Trend

OCF CAGR of 6% – EBITDA Margin Growth of 210 bps

(1) Excludes restructuring and other special charges of $7.7 and $12.3 million recorded by the Company in the fourth quarter of 2006 and 2007, respectively.

(2) Excludes the $0.04 and $0.06 per diluted share impact of the restructuring and other special charges recorded in the fourth quarter of 2006 and 2007, respectively.

Fourth Quarter Results
(In millions, except per share data)

12/31/2006

12/31/2007

+/(-)

Revenue

898.6

$

1,005.8

$

11.9%

EBITDA

(1)

227.7

$

258.7

$

13.6%

EBITDA Margin

25.3%

25.7%

40

bp

Diluted EPS

(2)

0.85

$

1.04

$

22.4%

(1) Excludes restructuring and other special charges of $13.3 and $50.6 million recorded by the Company in 2006 and 2007, respectively.

(2) Excludes the $0.06 and $0.25 per diluted share impact of the restructuring and other special charges by the Company in 2006 and 2007, respectively.

Full Year Results
(In millions, except per share data)

12/31/2006

12/31/2007

+/(-)

Revenue

3,590.8

$

4,068.2

$

13.3%

EBITDA

(1)

935.7

$

1,071.3

$

14.5%

EBITDA Margin

26.1%

26.3%

20

bp

Diluted EPS

(2)

3.30

$

4.18

$

26.7%

(1) Excludes the $0.06 per diluted share impact of the restructuring and other special charges recorded in the fourth quarter of 2007.

(2) Based on EBITDA of $258.7 million, excluding the $12.3 million impact of restructuring and other special charges recorded in the fourth quarter of 2007.

LabCorp
Laboratory Corporation of America

2007 Fourth Quarter
Financial Achievements

Diluted EPS of $1.04 (1)

EBITDA margin of 25.7% of net sales(2)

Operating cash flow of $240.4 million

Increased revenues 11.9% (11.0% volume; 0.9% price)

Repurchased approximately $403.4 million of
LabCorp stock

Diluted EPS of $4.18 (1)

EBITDA margin of 26.3% of net sales (2)

Operating cash flow of $709.7 million

Increased revenues 13.3% (12.3% volume; 1.0% price)

Repurchased approximately $924.2 million of
LabCorp stock

2007 Full Year
Financial Achievements

(1)  Excludes the $0.25 per diluted share impact of the restructuring and other special charges recorded in 2007.

(2)  Based on EBITDA of $1,071.3 million, excluding the $50.6 million impact of restructuring and other special charges recorded in 2007

Revenue by Payer
2007
(In millions)

Client

$1,081.0 (27%)

Patient

$367.7 (9%)

Managed Care
Capitated

$167.5 (4%)

Medicare & Medicaid

$745.8 (18%)

Managed Care
Fee-for-service

$1,706.2 (42%)

Core

$2,671.9 (66%)

Histology (Non-Pap)

$325.1 (8%)

Other Esoteric

$441.6 (11%)

Genomic

$629.6 (15%)

Revenue by Business Area
2007
(In millions)

$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$895
$967
$1,130
$1,243
$1,396
$2,039
$2,118
$2,198
$2,348
$2,672
2003
2004
2005
2006
2007
Core
Esoteric

LabCorp
Laboratory Corporation of America

Revenue Mix by
Business Area
(In millions)

30%

31%

34%

35%

34%

66%

65%

66%

69%

70%

YTD Q4-2005				YTD Q4-2006				YTD Q4-2007			
	Revenue				Revenue				Revenue			
	$'s	%	Accns	PPA	$'s	%	Accns	PPA	$'s	%	Accns	PPA
Client	$ 932.7	28%	32.042	$ 29.11	$ 961.6	27%	32.817	$ 29.30	$ 1,081.1	27%	34.213	$ 31.60
Patient	$ 302.8	9%	2.241	$ 135.12	331.5	9%	2.226	$ 148.91	367.7	9%	2.315	$ 158.84
Third Party (Medicare/Medicaid)	$ 755.2	23%	19.618	$ 38.49	766.3	21%	19.108	$ 40.11	745.8	18%	18.343	$ 40.66
Managed Care:												
- Capitated	$ 136.5	4%	12.875	$ 10.60	144.0	4%	13.334	$ 10.80	167.4	4%	14.962	$ 11.19
- Fee for service	1,200.4	36%	25.344	$ 47.36	1,387.4	39%	28.038	$ 49.48	1,706.2	42%	37.462	$ 45.54
Total Managed Care	1,336.9	40%	38.219	$ 34.98	1,531.4	43%	41.372	$ 37.01	1,873.6	46%	52.424	$ 35.74
LabCorp Total	$ 3,327.6	100%	92.120	$ 36.12	$ 3,590.8	100%	95.523	$ 37.59	$ 4,068.2	100%	107.295	$ 37.92

LabCorp
Laboratory Corporation of America

Revenue by Payer - 2007
(in millions, except PPA)

YTD Q4-2005				YTD Q4-2006				YTD Q4-2007			
	Revenue				Revenue				Revenue			
	$'s	%	Accns	PPA	$'s	%	Accns	PPA	$'s	%	Accns	PPA
All Genomic	$ 505.2	15%	6.729	$ 75.08	$ 557.8	16%	7.183	$ 77.65	$ 629.6	15%	8.452	$ 74.50
Other Esoteric	340.8	10%	8.175	41.69	385.4	11%	9.190	41.93	441.6	11%	10.775	40.99
Histology	283.7	9%	2.406	117.92	300.1	8%	2.424	123.76	325.1	8%	2.675	121.51
All Genomic / Esoteric	1,129.8	34%	17.311	65.26	1,243.2	35%	18.798	66.14	1,396.3	34%	21.902	63.76
Core	2,197.8	66%	74.810	29.38	2,347.6	65%	76.725	30.60	2,671.9	66%	85.393	31.29
LabCorp Total	$ 3,327.6	100%	92.120	$ 36.12	$ 3,590.8	100%	95.523	$ 37.59	$ 4,068.2	100%	107.295	$ 37.92

LabCorp
Laboratory Corporation of America

Revenue Mix by
Business Area - 2007
(in millions, except PPA)

•		
•		
•		
•		
•		
•		

LabCorp
Laboratory Corporation of America

Financial Guidance - 2008

          Excluding the impact of any share repurchase activity
after December 31, 2007, guidance for 2008 is as follows:

$66 million

$60 million

  Net interest of approximately

$120 million to
$140 million

$115 million to
$130 million

  Capital expenditures of approximately

$775 million to
$800 million

$770 million to
$790 million

  Operating cash flow, excluding any
transition payments to UnitedHealthcare,
of approximately

$4.74 and $4.90

$4.73 and $4.88

  Diluted earnings per share of between

25.6% to 26.0%

26.8% to 27.2%

  EBITDA margins of approximately

13.0% to 14.3%

7.0% to 8.0%

  Revenue growth

Post-JV
Transaction

Pre-JV
Transaction

Reconciliation of Non-GAAP
Financial Measures
(In millions)

1)  EBITDA represents earnings before interest, income taxes, depreciation, amortization, and nonrecurring charges, and includes the Company’s proportional share of the underlying EBITDA of the income from joint venture partnerships.  The
Company uses EBITDA extensively as an internal management performance measure and believes it is a useful, and commonly used measure of financial performance in addition to earnings before taxes and other profitability measurements under generally accepted accounting principles (“GAAP”).  EBITDA is not a measure of financial performance under GAAP. It should not be considered as an alternative to earnings before income taxes (or any other performance measure under
GAAP) as a measure of performance or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity.  The following table reconciles earnings before income taxes, representing the most comparable measure under GAAP, to EBITDA for the three-month period and year ended December 31, 2007 and 2006:

2007

2006

2007

2006

    Earnings before income taxes

186.9

$

169.8

$

802.3

$

720.9

$

    Add (subtract):

Interest expense

18.8

12.4

56.6

47.8

Investment income

(2.1)

(3.3)

(5.4)

(7.7)

Other (income) expense, net

(0.1)

0.9

1.4

2.8

Depreciation

27.4

26.0

106.4

102.2

Amortization

14.3

13.2

54.9

52.2

Restructuring and other special charges

12.3

7.7

50.6

13.4

Joint venture partnerships' depreciation

and amortization

1.2

1.0

4.5

4.1

EBITDA

258.7

$

227.7

$

1,071.3

$

935.7

$

Three Months

Year Ended

Ended December 31,

December 31,

Laboratory Corporation of America
Other Financial Information
December 31, 2007
($ in million's)

	Q1 07	Q2 07	Q3 07	Q4 07	YTD 2007
Depreciation	$ 26.3	$ 26.1	$ 26.6	$ 27.4	$ 106.4
Amortization	$ 13.3	$ 13.4	$ 13.9	$ 14.3	$ 54.9
Capital expenditures	$ 40.8	$ 32.2	$ 35.5	$ 34.1	$ 142.6
Cash flows from operations	$ 185.8	$ 153.1	$ 130.4	$ 240.4	$ 709.7
Bad debt as a percentage of sales	4.82%	4.82%	4.82%	4.82%	4.82%
Effective interest rate on debt:					
Zero coupon-subordinated notes	2.00%	2.00%	2.00%	2.00%	2.00%
5 1/2% Senior Notes (including effect of interest rate swap)	5.38%	5.38%	5.38%	5.38%	5.38%
5 5/8% Senior Notes	5.75%	5.75%	5.75%	5.75%	5.75%
Term loan	N/A	N/A	N/A	5.58%	5.58%
Revolving credit facility (weighted average)	5.80%	5.80%	6.19%	5.05%	5.05%
Days sales outstanding	55	55	58	56	56
UnitedHeathcare transition payments - Billed	$ -	$ 16.7	$ 11.2	$ 10.4	$ 38.3
UnitedHeathcare transition payments - Paid	$ -	$ 5.4	$ 17.9	$ 8.7	$ 32.0

LabCorp
Laboratory Corporation of America

Supplemental Financial
Information